EXHIBIT 7

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Post-Effective Amendment No. 1 to the registration statement on Form S-6 ("Registration Statement") of our report dated February 15, 2000, relating to the consolidated financial statements of Phoenix Home Life Mutual Insurance Company, which appears in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
April 21, 2000